UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 2, 2019

First Trinity Financial Corporation
(Exact Name of registrant as specified in its charter)

Commission File No.       000-52613

Oklahoma	34-1991436
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

7633 East 63rd Place, Suite 230, Tulsa, Oklahoma	74133-1246
(Address of principal executive offices)	(Zip Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicated by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

The 2019 Annual Meeting of the shareholders of First Trinity Financial Corporation (the “Company”) was held on October 2, 2019 at 10:00 A.M. Central Daylight Savings Time at the Embassy Suites Tulsa, Diplomat Room – Interstate 44, 3332 South 79th East Avenue, Tulsa, Oklahoma 74145.

QUORUM

The total number of votes eligible to be cast at said Meeting of Shareholders, determined at the close of business on August 5, 2019, the record date fixed by the Company’s Board of Directors for determination of the number of votes that may be cast at said Meeting and of those persons entitled to notice of and to vote at said Meeting, is 7,802,593.

There are present at said Meeting, in person or by proxy, persons entitled to cast 4,280,448 votes.

There being present at said Meeting, either in person or by proxy, persons entitled to cast more than 50% of the total number of votes eligible to be cast thereat, a quorum is present for the transaction of business.

PROPOSALS

The proposals voted on and approved or disapproved by the shareholders of the Company at the Annual Meeting were as follows:

Proposal Number 1

To elect eight (8) directors to hold office for a term of one year or until their successors are duly elected and qualified.

The following eight (8) individuals were elected. The votes were cast as follows:

	Total	Withhold	For All	Net
Director	Votes	All	Except	Total
Gregg E. Zahn	4,280,448	68,859	28,429	4,183,160
William S. Lay	4,280,448	68,859	4,853	4,206,736
Bill H. Hill	4,280,448	68,859	7,278	4,204,311
Will W. Klein	4,280,448	68,859	11,688	4,199,901
Charles W. Owens	4,280,448	68,859	8,821	4,202,768
George E. Peintner	4,280,448	68,859	6,176	4,205,413
Gary L. Sherrer	4,280,448	68,859	5,514	4,206,075
Gerald J. Kohout	4,280,448	68,859	3,970	4,207,619

Proposal Number 2(A)

To approve the amendment and restatement of the Certificate of Incorporation to authorize 50,000,000 shares of Common Stock $0.01 par value divided into 40,000,000 shares of Class A Common Stock and 10,000,000 shares of Class B Common Stock and to establish the relative rights, preferences and privileges of, and the restrictions and limitations on, the Class A Common Stock and the Class B Common Stock.

The Company’s shareholders approved the amendment and restatement of the Certificate of Incorporation to authorize 50,000,000 shares of Common Stock $0.01 par value divided into 40,000,000 shares of Class A Common Stock and 10,000,000 shares of Class B Common Stock and to establish the relative rights, preferences and privileges of, and the restrictions and limitations on, the Class A Common Stock and the Class B Common Stock.

The votes were cast as follows:

		Votes	Votes	Net
Amendment / Restatement	Total	Against	Abstained	Votes For
Recapitalization	4,280,448	149,628	127,662	4,003,158

Proposal Number 2(B)

To approve the amendment and restatement of the Certificate of Incorporation to automatically reclassify each issued and outstanding share of the Company’s existing Common Stock as one (1) share of new Class A Common Stock or, at the undersigned’s election, into one (1) share of new Class B Common Stock.

The Company’s shareholders approved the amendment and restatement of the Certificate of Incorporation to automatically reclassify each issued and outstanding share of the Company’s existing Common Stock as one (1) share of new Class A Common Stock or, at the undersigned’s election, into one (1) share of new Class B Common Stock. The votes were cast as follows:

		Votes	Votes	Net
Amendment / Restatement	Total	Against	Abstained	Votes For
Reclassification	4,280,448	174,884	125,010	3,980,554

Proposal Number 3

To approve the First Trinity Financial Corporation 2019 Long-Term Incentive Plan.

The Company’s shareholders approved the First Trinity Financial Corporation 2019 Long-Term Incentive Plan. The votes were cast as follows:

		Votes	Votes	Net
Compensation	Total	Against	Abstained	Votes For
Long-Term Incentive Plan	4,280,448	145,338	218,185	3,916,925

Proposal Number 4

To ratify the selection of Kerber, Eck & Braeckel LLP, as the Company’s independent registered public accounting firm for the year ending December 31, 2019.

The Company’s shareholders ratified the appointment of Kerber, Eck & Braeckel LLP, as the Company’s independent registered public accounting firm for the year ending December 31, 2019. The votes were cast as follows:

Independent Registered		Votes	Votes	Net
Public Accounting Firm	Total	Against	Abstained	Votes For
Kerber, Eck & Braeckel LLP	4,280,448	52,033	63,373	4,165,042

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

First Trinity Financial Corporation

Date: October 2, 2019	By:	/s/ Gregg E. Zahn
Gregg E. Zahn
President and Chief Executive Officer

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